Exhibit 10.41

AMENDMENT NO. 5 TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of March 2, 2012 (the “Fifth Amendment Effective Date”), is by and among FIFTH THIRD BANK, an Ohio banking corporation (in its individual capacity, “Fifth Third”), as agent (in such capacity as agent, “Agent”) for itself and all other lenders from time to time a party to the Loan Agreement referred to below (“Lenders”), LENDERS, ADDUS HEALTHCARE, INC., an Illinois corporation (“Addus Healthcare”), ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation (“Addus Idaho”), ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation (“Addus Indiana”), ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation (“Addus Nevada”), ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation (“Addus New Jersey”), ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation (“Addus North Carolina”), BENEFITS ASSURANCE CO., INC., a Delaware corporation (“Benefits Assurance”), FORT SMITH HOME HEALTH AGENCY, INC., an Arkansas corporation (“Fort Smith”), LITTLE ROCK HOME HEALTH AGENCY, INC., an Arkansas corporation (“Little Rock”), LOWELL HOME HEALTH AGENCY, INC., an Arkansas corporation (“Lowell”), PHC ACQUISITION CORPORATION, a California corporation (“PHC Acquisition”), PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation (“Professional Reliable”), ADDUS HEALTHCARE (SOUTH CAROLINA), INC., a Delaware corporation (“Addus South Carolina”), ADDUS HEALTHCARE (DELAWARE), INC., a Delaware corporation (“Addus Delaware”; Addus Healthcare, Addus Idaho, Addus Indiana, Addus Nevada, Addus New Jersey, Addus North Carolina, Benefits Assurance, Fort Smith, Little Rock, Lowell, PHC Acquisition, Professional Reliable, Addus South Carolina and Addus Delaware are collectively referred to as “Borrowers”), ADDUS HOMECARE CORPORATION, a Delaware corporation (“Holdings”; Holdings is referred to herein as the “Guarantor”; and Borrowers and the Guarantor are collectively referred to herein as the “Credit Parties”), each having its principal place of business at 2401 S. Plum Grove Road, Palatine, Illinois 60067.

W I T N E S S E T H:

WHEREAS, Agent, Lenders, Borrowers and the Guarantor are parties to that certain Loan and Security Agreement, dated as of November 2, 2009, as amended by that certain Consent and Amendment No. 1 to Loan and Security Agreement dated as of March 18, 2010, that certain Amendment No. 2 to Loan and Security Agreement dated as of July 26, 2010, that certain Joinder, Consent and Amendment No. 3 to Loan and Security Agreement dated as of May 24, 2011 and that certain Amendment No. 4 to Loan and Security Agreement dated as of July 26, 2011 to be effective as of June 30, 2011 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, subject to the terms and conditions of the Loan Agreement, the Lenders agreed to make available to the Borrowers (a) Revolving Loans in the maximum aggregate principal amount of $55,000,000 and (b) a Term Loan in the maximum aggregate principal amount of $5,000,000;

WHEREAS, the Credit Parties have requested, and Agent and the Lenders are willing to amend the Loan Agreement, subject to the terms and conditions of this Amendment; and

WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

Section 1. Incorporation of the Loan Agreement. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. Except as specifically set forth herein, the Loan Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

Section 2. Amendment of the Loan Agreement. The Credit Parties, Agent and Lenders hereby agree to amend the Loan Agreement as of the date hereof as follows:

(a) Section 19.20 (Certain Disclaimer). A new Section 19.20 is hereby added to the Loan Agreement immediately following Section 19.19 thereof to read as follows:

“19.20 Certain Disclaimer. In order to comply with the so-called “Anti-Assignment Rule” promulgated by CMS, each Lender who is the provider of services under a Bank Product Agreement expressly waives any right of set-off of (and any right to cause any Affiliate of such Lender to set-off) funds on deposit in any lockbox(es) established for receiving checks and other forms of collections from Governmental Authorities on account of governmental receivables or related deposit account(s) into which Medicare or Medicaid make payment directly against any of the Liabilities.”

(b) Annex I (Defined Terms). The following new definitions of “Bank Product Agreement,” “Bank Products,” “Fifth Amendment,” and “Fifth Amendment Effective Date” shall be added to Annex I of the Loan Agreement in the appropriate alphabetical order to read as follows:

“Bank Product Agreement” shall mean those certain agreements entered into from time to time between any Credit Party and a Lender or its Affiliates in connection with any of the Bank Products, including without limitation, Hedging Contracts.

“Bank Products” shall mean any service provided to, facility extended to, or transaction entered into with, any Credit Party by any Lender or its Affiliates consisting of, (a) deposit accounts, (b) cash management services, including, controlled disbursement, lockbox, electronic funds transfers (including, book transfers, fedwire transfers, ACH transfers), online reporting and other services relating to accounts maintained with any Lender or its Affiliates, (c) debit cards and credit cards (d) Hedging Contracts or (e) so long as prior written notice thereof is provided by Lender (or its Affiliate) providing such service, facility or transaction and Agent consents in writing to its inclusion as a Bank Product, any other service provided to, facility extended to, or transaction entered into with, any Credit Party by a Lender or its Affiliates.

“Fifth Amendment” shall mean that certain Amendment No. 5 to Loan and Security Agreement dated as of the Fifth Amendment Effective Date by and among the Borrowers, the other Credit Parties, Agent, for the benefit of itself and the other Lenders, and Lenders.

“Fifth Amendment Effective Date” shall mean March 2, 2012.

(c) Annex I (Defined Terms). The following definition of “CMS” in Annex I of the Loan Agreement shall be amended and restated in its entirety to read as follows:

““CMS” shall mean the federal Centers for Medicare and Medicaid Services (formerly the federal Health Care Financing Administration), and any successor Governmental Authority.”

Section 3. No Default. The Credit Parties represent and warrant to Agent and each Lender that, no Default or Event of Default has occurred and is continuing under the Loan Agreement, as amended by this Amendment on and as of the Fifth Amendment Effective Date.

Section 4. Conditions of Effectiveness. This Amendment shall become effective as of the Fifth Amendment Effective Date hereof, but only upon receipt by Agent of one or more counterparts of this Amendment from each of the Borrowers, Guarantor, Agent and the Lenders, in form and substance satisfactory to Agent.

Section 5. Fees and Expenses. Borrowers agree to pay on demand all costs and expenses of, or incurred by, Agent, including but not limited to, legal fees and expenses, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.

Section 6. Reference to the Effect on the Loan Documents. Upon the effectiveness of this Amendment, (a) each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import and (b) each reference in any other Loan Document to “the Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

Section 7. Security. Each Credit Party expressly acknowledges and agrees that all collateral, security interests, liens, pledges and mortgages heretofore, under this Amendment, or hereafter granted to Agent for the benefit of Lenders, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Loan Agreement, and all other supplements to the Loan Agreement, extend to and cover all of the obligations of Borrowers to Lenders, now existing or hereafter arising including, without limitation, those arising in connection with the Loan Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

Section 8. Holdings Guaranty. The Guarantor expressly acknowledges and agrees that its Guaranty Agreement extends to and covers in full all obligations incurred by the Borrowers, directly or indirectly, in connection with the Loan Agreement, as amended by this Amendment, upon the terms set forth in such agreements, and such Guaranty Agreement is hereby ratified, reaffirmed, confirmed and approved.

Section 9. Representations and Warranties. Each Credit Party represents and warrants to Agent and each Lender that:

(a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder;

(b) the execution and delivery of this Amendment and the performance by such Credit Party of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not conflict with any provision of law or of the articles of incorporation or bylaws of such Credit Party or of any agreement binding upon such Credit Party;

(c) this Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party and are enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and applicable equitable principles (whether considered in a proceeding at law or in equity);

(d) all representations and warranties of each Credit Party contained in the Loan Agreement, as amended, and all other Loan Documents, are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) with the same effect as if such representations and warranties had been made on the Fifth Amendment Effective Date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which cash such representation and warranties shall have been so true and correct on and as of such earlier date); and

(e) all covenants of each Credit Party contained in the Loan Agreement, as amended, and all other Loan Documents, are true, correct and complete as of the date hereof.

Section 10. Release.

(a) To the fullest extent permitted by applicable law, in consideration of Agent and Lenders entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which the Credit Parties hereby acknowledge, each Credit Party, on its own behalf and on behalf of its successors (including, without limitation, any receiver or trustee acting on behalf of any Credit Party and any debtor-in-possession with respect to any Credit Party), assigns, subsidiaries and Affiliates (collectively, the “Releasors”), hereby forever releases, discharges and acquits Agent and Lenders and their parents, subsidiaries, shareholders, Affiliates, partners, trustees, officers, employees, directors, agents and attorneys and their respective successors, heirs and assigns (collectively, the “Releasees”) from any and all claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity), indebtedness and obligations (collectively, “Claims”) of every type, kind, nature, description or character, including, without limitation, any so-called “lender liability” claims or defenses, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might or be claimed to exist, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent, each as though fully set forth herein at length, which may in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to any Credit Party, this Amendment, the Loan Agreement, the Liabilities, any Collateral, any other Loan Document and any third parties liable in whole or in part for the Liabilities, except to the extent any Claims are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of a Releasee. This provision shall survive and continue in full force and effect whether or not the Credit Parties shall satisfy all other provisions of this Amendment, the Loan Agreement or any of the other Loan Documents, including payment in full of the Liabilities.

(b) Each Credit Party hereby agrees that its obligation to release the Releasees as set forth herein shall include an obligation by such Credit Party to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (excluding any lost profits) incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of, any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of any Credit Party, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith, other than those matters caused by or resulting from a Releasees’ gross negligence or willful misconduct. The foregoing indemnity shall survive the payment in full of the Liabilities and the termination of this Amendment, the Loan Agreement and the other Loan Documents.

Section 11. Incorporation. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

Section 12. Conflict. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

Section 13. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

Section 14. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of a portable document file (also known as a ..pdf file) of an executed counterparty signature page shall be effective as a manually executed counterpart signature hereof.

[SIGNATURE PAGES FOLLOW]

(Signature Page to Amendment No. 5 to Loan and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

BORROWERS:

ADDUS HEALTHCARE, INC., an Illinois

corporation

ADDUS HEALTHCARE (IDAHO), INC., a

Delaware corporation

ADDUS HEALTHCARE (INDIANA),

INC., a Delaware corporation

ADDUS HEALTHCARE (NEVADA), INC.,

a Delaware corporation

ADDUS HEALTHCARE (NEW JERSEY),

INC., a Delaware corporation

ADDUS HEALTHCARE (NORTH

CAROLINA), INC., a Delaware corporation

BENEFITS ASSURANCE CO., INC., a

Delaware corporation

FORT SMITH HOME HEALTH

AGENCY, INC., an Arkansas corporation

LITTLE ROCK HOME HEALTH

AGENCY, INC., an Arkansas corporation

LOWELL HOME HEALTH AGENCY,

INC., an Arkansas corporation

PHC ACQUISITION CORPORATION, a

California corporation

PROFESSIONAL RELIABLE NURSING

SERVICE, INC., a California corporation

ADDUS HEALTHCARE (SOUTH

CAROLINA), INC., a Delaware corporation

ADDUS HEALTHCARE (DELAWARE),

INC., a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
As Secretary of each of the above listed entities and in such capacity, intending by this signature to legally bind each of the above entities

(Signature Page to Amendment No. 5 to Loan and Security Agreement)

GUARANTOR:	ADDUS HOMECARE CORPORATION, a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

AGENT AND LENDER:	FIFTH THIRD BANK, an Ohio banking corporation, as Agent and a Lender

	By:	/s/ Michael E. May
Michael E. May Vice President